Exhibit No. 99.5


                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Financial Statements of Financial Intranet and Technest gives effect to the merger between Financial Intranet and Technest under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Financial Intranet would actually have been if the merger had in fact occurred on March 1, 2000, nor do they purport to project the results of operations or financial position of Financial Intranet for any future period or as of any date, respectively. The acquisition of Technest by Financial Intranet has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Technest, pursuant to which Technest is treated as the continuing entity.

     These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Financial Intranet and Technest.

     The consolidated financial statements of Financial Intranet for the year ended December 31, 2000, are derived from audited consolidated financial statements and are included in the Form 10-KSB as filed by Financial Intranet on April 16, 2001, with the Securities and Exchange Commission. The consolidated financial statements of Financial Intranet for the three months ended March 31, 2001, are derived from unaudited consolidated financial statements and are included in the Form 10-QSB as filed by Financial Intranet on May 18, 2001, with the Securities and Exchange Commission.

     You should read the financial information in this section along with Financial Intranet's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                           Financial Intranet, Inc.
                          Unaudited Pro Forma Combined
                            Statements of Operations
                         Period Ended December 31, 2000

                                                                                       Pro Forma adjustments
                                                                                      -----------------------
                                                FNTN        TECHNEST         TOTAL       DR          CR               Pro Forma
                                          ------------   -------------   ------------ -----------  ----------    ---------------
Revenues                                 $      2,833  $   (9,040,304)  $ (9,037,471)                           $    (9,037,471)

Selling, general & administrative             991,900         799,057      1,790,957                                  1,790,957
Depreciation and amortization                 567,120          96,810        663,930                                    663,930
Stock based compensation                      458,204            -           458,204                                    458,204
                                          ------------   -------------   ------------                            ---------------
 Total Operating Expenses                   2,017,224        895,867       2,913,091                                  2,913,091
                                          ------------   -------------   ------------                            ---------------

Operating Loss                             (2,014,391)    (9,936,171)    (11,950,562)                               (11,950,562)

Interest income                                69,706         38,924         108,630                                    108,630
Interest expense                           (1,498,701)       (25,653)     (1,524,354)                                 (1,524,354)
Other                                         (60,693)       115,347          54,654                                      54,654
Loss on impairment of long-lived assets    (1,787,125)          -         (1,787,125)                                 (1,787,125)
                                          ------------   -------------   ------------                            ----------------
Net Loss                                   (5,291,204)    (9,807,553)    (15,098,757)                                (15,098,757)

Discontinued operations                    (1,512,312)          -         (1,512,312)                                 (1,512,312)
                                          ------------   -------------   ------------                            ----------------

Net loss                                $  (6,803,516) $  (9,807,553)   $(16,611,069)                           $    (16,611,069)
                                          ============   =============   ============                             ===============

Net loss per share - Basic and diluted:
 Continuing operations                  $    (0.10)    $        -       $      (0.28)                           $          (0.17)
 Discontinued operations                     (0.03)             -              (0.03)                                      (0.02)
                                          ------------   -------------    -----------                             ---------------
                                        $    (0.13) $           -       $      (0.31)                           $          (0.19)
                                          ============   =============    ===========                             ===============

WEIGHTED AVERAGE SHARES                   53,188,568            -         53,188,568         33,450,000                86,638,568
                                          ============   ==============   ===========                             ===============





              See notes to unaudited pro forma financial statements

                            Financial Intranet, Inc.
                   Unaudited Pro Forma Combined Balance Sheet
                                 March 31, 2001



                                                                         Pro Forma adjustments
                                                                     ---------------------------------
                                            FNTN         TECHNEST          DR                CR                Pro Forma
                                        ----------   -------------   ----------------    ---------------    --------------
Assets

Cash                                   $    28,224  $     179,850                                         $       208,074
Due from suppliers                          27,849           -                                                     27,849
Note receivable - related party               -           266,000                                                 266,000
Prepaid insurance and other                 77,835           -                                                     77,835
                                        ----------   -------------   ----------------    ---------------    --------------
   Total Current Assets                    133,908        445,850            -                  -                 579,758

Property and equipment                      12,753        793,127                                                 805,880

Capitalized software
 development costs                         275,000           -                                                    275,000

Investments                                   -         4,897,023                                               4,897,023

Other                                       28,084         2,179                                                   30,263
                                        ----------   -------------   ----------------    ---------------    --------------

   Total Assets                        $   449,745  $   6,138,179           -                  -          $     6,587,924
                                        ==========   =============   ================    ===============    ==============

Liabilities and Stockholders' Equity

Accounts payable and
 accrued expenses                      $   369,808  $     350,879                                         $       720,687
Accrued interest                              -            45,153                                                  45,153
Note payable                                75,000        300,000                                                 375,000
Deferred revenue                              -            18,675                                                  18,675
Other liabilities                             -            33,341                                                  33,341
                                        ----------   -------------   ----------------    ---------------    --------------
   Total Current Liabilities              444,808         748,048           -                  -                1,192,856

Note payable                                10,000        690,000                                                 700,000

Stockholders equity (deficit):
Preferred Stock                               -             1,488                                                   1,488
Common Stock                                85,163          7,085  $           7,085   $          3,345            88,508
Additional paid-in capital              13,678,701     14,873,512         13,772,272              7,085        14,787,026
Common stock subscription receivable          -            (7,035)                                                 (7,035)
Accumulated deficit                    (13,768,927)   (10,174,919)                           13,768,927       (10,174,919)
                                       -----------   -------------   ----------------    ---------------    --------------
   Total Stockholders' Equity (Deficit)    (5,063)      4,700,131         13,779,357         13,779,357         4,695,068
                                       -----------   -------------   ----------------    ---------------    --------------
                                      $   449,745  $    6,138,179  $      13,779,357   $     13,779,357   $     6,587,924
                                       ===========   =============   ================    ===============    ==============




              See notes to unaudited pro forma financial statements

                            Financial Intranet, Inc.
                          Unaudited Pro Forma Combined
                            Statements of Operations
                        Three Months Ended March 31, 2001


                                                                                      Pro Forma adjustments
                                                                                   ---------------------------
                                         FNTN        TECHNEST         TOTAL             DR            CR            Pro Forma
                                    -----------   -------------   --------------   ------------  -------------   -------------
Revenues                           $     1,719  $                $    1,719                                     $      1,719

Cost of Revenue                             86                           86                                               86
                                    -----------   -------------   --------------                                 -------------
                                         1,633           -            1,633                                            1,633

Selling, general & administrative      226,122        336,372       562,494                                          562,494
Depreciation and amortization           28,612         49,805        78,417                                           78,417
                                    -----------   -------------   --------------                                 -------------
 Total Operating Expenses              254,734        386,177       640,911                                          640,911

Operating Loss                        (253,101)      (386,177)     (639,278)                                        (639,278)

Interest income                            125           -              125                                              125
Interest expense                       (26,500)       (19,500)      (46,000)                                         (46,000)
Other                                     -            38,311        38,311                                           38,311
                                    -----------   -------------   --------------                                 -------------

Net Loss                           $  (279,476) $    (367,366)   $ (646,842)                                    $   (646,842)
                                    ===========   =============   ==============                                 =============

Net loss per share
 - Basic and diluted               $     (0.00) $        -       $    (0.01)                                    $      (0.01)
                                    ===========   =============   ==============                                 =============

WEIGHTED AVERAGE SHARES             85,163,416           -         85,163,416          33,450,000                  118,613,416



              See notes to unaudited pro forma financial statements

                            Financial Intranet, Inc.
                         Unaudited Pro Forma Adjustments

Pro Forma adjustments reflect the following transaction:


Pro Forma adjustments - Balance Sheet March 31, 2001

                                    DR                 CR
Common Stock                     $ 7,085
   Additional paid-in capital                         $7,085

Additional paid-in capital    13,772,272
   Common Stock                                        3,345
   Accumulated deficit                            13,768,927

To record the acquisition of Technest by Financial Intranet for 33,450,000 shares of Financial Intranet's common stock, which is equivalent to 90% of the total number of Financial Intranet shares of common stock outstanding, in exchange for all the outstanding shares of Technest common stock the Technest Stockholders delivered to Financial Intranet. The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Technest, pursuant to which Technest is treated as the continuing entity.